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                                                                EXHIBIT 10.3.7

                               SECURITY AGREEMENT

                                   (Borrowers)

            THIS SECURITY AGREEMENT (this "Agreement"), dated as of May 31, 1996, between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation ("FM Manufacturing") and FM PRECISION GOLF SALES CORP., a Delaware corporation ("FM Sales"), is as follows:

1.    DEFINITIONS.

      1.1 Financing Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed thereto in the Financing Agreement dated as of the date of this Agreement between Borrowers and Bank (the "Financing Agreement").

      1.2 Defined Terms. In addition to the other terms defined in this Agreement, whenever the following capitalized terms (whether or not underscored) are used, they shall be defined as follows:

      "Borrower" means each of FM Manufacturing and FM Sales and "Borrowers" means, collectively, FM Manufacturing and FM Sales. To the extent a term or provision of this Agreement is applicable to a "Borrower", it is applicable to each Borrower unless the context expressly indicates otherwise.

      "Code" means the Uniform Commercial Code, as enacted in the State of Ohio, Section 1301.01 et seq. of the Ohio Revised Code, as amended from time to time.

      "Collateral" means (i) all Equipment, General Intangibles, Inventory and Receivables (all as defined below); (ii) all of each Borrower's rights, titles and interests in and to any and all cash, funds, bank accounts, securities, deposits, or other sums, whether maintained with Bank, an Affiliate of Bank or any other Person and all other amounts at any time credited by, or due from Bank or an Affiliate of Bank, as applicable, to either or both of Borrowers; (iii) all of each Borrower's books, records and files of whatever type or nature, whether or not written, stored electronically or electromagnetically or in any other form, relating to any or all of the Equipment, Inventory, General Intangibles, Receivables or the property or interests in property described in clause (ii) above of this definition, or the proceeds of all of the foregoing, whether or not such books, records, or files constitute Receivables, Equipment or General Intangibles; (iv) all of the products and proceeds of all of the foregoing, including proceeds of any insurance, whether or not in the form of original collateral, Receivables, contract rights, General Intangibles, Equipment, fixtures, chattel paper, instruments, leases, Inventory, securities, documents, deposit accounts, or cash; and (v) all of the foregoing, whether now owned or existing or hereafter acquired or arising, or in which either or both of Borrowers now have or hereafter acquire any rights or interests.
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      "Equipment" means all of each Borrower's equipment, fixtures, and other goods, including furniture, machinery, tools, dies, jigs, molds, forklifts, computers and associated hardware and equipment, trade fixtures, vehicles, and all other tangible personal property not otherwise described herein, together with any and all attachments, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

      "General Intangibles" means all of each Borrower's general intangibles, choses in action, causes of action and all other intangible personal property of each Borrower of every kind and nature (other than Receivables), including corporate or other business records, inventions, designs, patents, patent applications, service marks, service mark applications, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, leases, licenses, rights in and to all computer software and intellectual property owned, developed, licensed or leased by each Borrower in the operation of computers and associated hardware and other equipment, franchises, customer lists, tax refunds, tax refund claims, pension plan refunds and reversions, rights and claims against carriers and shippers and rights to indemnification and rights as a lender or a secured party.

      "Inventory" means all of each Borrower's inventory and other goods, including all merchandise, raw materials, work in process, and finished goods, all rejected, rerouted, repossessed, or returned goods sold or delivered in respect of any Receivable, and all other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in each Borrower's business or in connection with the manufacture, packaging, shipping, advertising, selling or finishing of such goods, merchandise or other personal property and all documents of title or documents representing the same.

      "Receivables" means all of each Borrower's accounts, accounts receivable, contracts, contract rights, notes, bills, drafts, acceptances, instruments, documents, shipping documents, documents of title, warehouse receipts, proceeds of any letters of credit on which either or both of Borrowers is named as a beneficiary, chattel paper, and all rights of each Borrower to payment for goods sold or leased or for services rendered, whether or not earned by performance and whether or not evidenced by an instrument, chattel paper, or a general intangible, and all other debts, obligations and liabilities in whatever form owing to each Borrower or however otherwise established or created, all guaranties, sureties' obligations, and security therefor (including rights at law and in equity), all right, title and interest of each Borrower in the Inventory, goods, or merchandise or services which gave rise thereto (including the rights of reclamation and stoppage of delivery in transit and all other rights of an unpaid seller for merchandise or services), and all returned, rejected, rerouted or repossessed goods, the sale of which gave rise to any Receivable.

      1.3 Other Definitional Provisions; Construction. Unless otherwise specified,

            (i) As used in this Agreement, accounting terms relating to Borrowers not defined in this Agreement have the respective meanings given to them in accordance with GAAP.


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            (ii) References to the Uniform Commercial Code, or UCC, mean as enacted in the particular jurisdiction(s) encompassed by the reference.

            (iii) The definition of any document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, restatements and amendments thereof. All Exhibits attached to this Agreement are incorporated into, made and form an integral part of this Agreement for all purposes.

            (iv) "Hereunder," "herein," "hereto," "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by either or both of Borrowers is to be taken promptly, unless the context clearly indicates the contrary.

             (v) All of the uncapitalized terms contained in this Agreement which are defined under the Code will, unless the context indicates otherwise, have the meanings provided for in the Code.

2.    GRANT OF SECURITY INTEREST; SET-OFF AND RELATED MATTERS.

      2.1 Security Interest. As security for the full, prompt and complete performance by each Borrower of the Obligations, including the Guaranteed Obligations (as defined in each Guaranty dated of even date herewith executed by each Borrower and delivered to Bank), each Borrower hereby grants to, and creates in favor of, Bank a continuing security interest in all of the Collateral.

      2.2 Set-Off. All moneys, securities and other properties of either or both of Borrowers and the proceeds thereof now or hereafter held or received by Bank from or for the account of either or both of Borrowers, including any and all deposits (general or special), account balances and credits of either or both of Borrowers with Bank or any Affiliate of Bank at any time existing, (i) are part of the Collateral, (ii) will be held as security for the Obligations, and (iii) may be set-off and applied against any or all Obligations at any time that there exists an Event of Default in any such account Borrowers authorize Bank's Affiliates to pay or to deliver to Bank any deposits or other sums credited by, or due from, Bank's Affiliates to either or both of Borrowers for application against any or all of the Obligations, at any time upon the occurrence of any Event of Default and after the lapse of any applicable period of cure, all without further notice to Borrowers (such notice being expressly waived) and without any necessity on Bank's part to resort to other security or sources of reimbursement for the Obligations; provided that nothing in this Section 2.2 will impair or affect Bank's rights under Sections 3.8 or 7.5 of the Financing Agreement, and provided, further, that neither Bank nor any Affiliate of Bank shall set-off any moneys held by Bank or any Affiliate of Bank in any accounts that are specifically dedicated for payment of taxes, workers' compensation premiums or ERISA benefits on the condition that there is no commingling of moneys not so specifically dedicated; if there is any such commingling, the foregoing proviso respecting no set-off shall not be applicable. The rights given to Bank hereunder are cumulative with Bank's other rights and


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remedies, including other rights of setoff. Bank will promptly notify Borrowers of Bank's receipt of such funds for application against the Obligations, but Bank's failure to do so will not affect the validity or enforceability thereof. Bank may give notice of the above grants of security interests and assignment of such deposits and other sums to any such Affiliate of Bank. Bank has authorization to, and may make any suitable arrangements with, any such Affiliate of Bank for effectuation thereof, and each Borrower hereby irrevocably appoints Bank as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to Bank by such Affiliate.

3.    PERFECTION OF BANK'S SECURITY INTEREST; DUTY OF CARE.

      3.1 Required Borrower Actions. Until the termination of this Agreement, Borrowers shall perform any and all steps and take all actions requested by Bank from time to time to perfect, maintain, protect, and enforce Bank's security interest in the Collateral, including (i) executing and delivering all appropriate documents and instruments as Bank may determine are necessary or desirable to perfect, preserve, or enforce Bank's interest in the Collateral, including financing statements, all in form and substance satisfactory to Bank,
(ii) delivering to Bank any warehouse receipts covering that portion of the Collateral which, with Bank's consent, may be located in warehouses and in respect of which warehouse receipts are issued, (iii) transferring Inventory to warehouses approved by Bank, (iv) placing notations on each Borrower's books of account to disclose Bank's security interests therein, (v) taking such other steps and actions as deemed necessary or desirable by Bank to protect, perfect, and enforce Bank's Liens on, and interests in, the Inventory, (vi) transferring to Bank all letters of credit on which either or both of Borrowers is named as a beneficiary, and (vii) immediately delivering to Bank any instrument (whether negotiable or non-negotiable) or any chattel paper that evidences any amount payable under or in connection with any of the Collateral, which, in each instance, is duly indorsed to Bank in a manner acceptable to it, to be held as Collateral pursuant to this Agreement.

      3.2 Financing Statements; Notices. Bank is authorized by Borrowers (i) to file one or more financing statements disclosing Bank's security interests under this Agreement without either Borrower's signature appearing thereon, and (ii) to give notice to any creditor or landlord of either or both of Borrowers or to any other Person who Bank may determine is necessary or desirable under applicable law to give notice to perfect or preserve Bank's interests in the Collateral. Borrowers shall pay the costs of, or incidental to, any recording or filing of any financing statements and other notices in all public offices where filing is deemed by Bank to be necessary or desirable to perfect, protect or enforce the Liens granted to Bank under this Agreement. Borrowers agree that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Bank's security interests in proceeds or the notification of its interests in proceeds in any financing statement or other filing will not be deemed to authorize any sale or other disposition by any Borrower except as permitted by the Financing Agreement.

      3.3 Bailees; Warehousemen. If any Inventory is in the possession or control of any warehouseman or any of either of both of Borrower's agents, processors, or other bailees, Borrowers shall notify such warehousemen, agents, processors or other bailees of Bank's


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security interests therein, and upon Bank's request, will obtain a bailee letter agreement and financing statements acceptable to Bank from such warehouseman, agent, processor or other bailee.

      3.4 Impositions; Protection of Bank's Interests. To protect, perfect, or enforce, from time to time, Bank's rights or interests in the Collateral, Bank may, in its discretion exercised in good faith (but without any obligation to do so), (i) discharge any Liens (other than Permitted Liens so long as no Event of Default has occurred) at any time levied or placed on the Collateral, (ii) pay any insurance, (iii) maintain guards where any Collateral is located if an Event of Default has occurred and is continuing, and (iv) obtain any record from any service bureau and pay such service bureau the cost thereof. All costs and expenses incurred by Bank in exercising its discretion under this Section 3.4 will be part of the Obligations, payable on Bank's demand and secured by the Collateral.

      3.5 Bank's Duty of Care. Bank shall have no duty of care with respect to the Collateral except that Bank shall exercise reasonable care with respect to the Collateral in Bank's custody. Bank shall be deemed to have exercised reasonable care if (i) such property is accorded treatment substantially equal to that which Bank accords its own property or (ii) Bank takes such action with respect to the Collateral as Borrowers shall request in writing; however, neither (a) Bank's failure to comply with any such request or to do any such act requested by Borrowers nor (b) Bank's failure to take steps to preserve rights against any Persons in such property shall be deemed a failure to exercise reasonable care. Borrowers agree that Bank has no obligation to take steps to preserve rights against any prior parties.

      3.6 Receivable Verification. At any time that there exists an Event of Default, Bank, in its own name or in the name of others, may communicate with each Borrower's account debtors to verify with them to Bank's satisfaction the existence, amount and terms of any Receivables and the nature of such account debtor's relationship with the applicable Borrower.

      3.7 Equipment. Each Borrower will, on Bank's request, deliver to Bank any and all evidences of ownership of the Equipment including any certificates of title and applications for title pertaining to each Borrower's motor vehicles so that Bank may cause its security interests to be noted on such certificates of title.

4.    POWER OF ATTORNEY.

      4.1 Grant of Power. Each Borrower does hereby make, constitute and appoint Bank (or any officer or agent of Bank) as each Borrower's true and lawful attorney-in-fact, with full power of substitution, in the name of each Borrower or in the name of Bank or otherwise, for the use and benefit of Bank, but at the cost and expense of Borrowers, (i) to indorse the name of each Borrower on any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into the possession of Bank in full or part payment of any of the Obligations; (ii) after an Event of Default has occurred and is continuing, to sign and indorse the name of each Borrower on any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against


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debtors, assignments, verifications and notices in connection with Receivables
(exclusive of Bank's rights under Section 3.6 above), and any instrument or document relating thereto or to either or both of Borrower's rights therein;
(iii) after an Event of Default has occurred and is continuing, to give written notice to the United States Post Office to effect change(s) of address so that all mail addressed to either Borrower may be delivered directly to Bank; (iv) to sign and record financing statements pursuant to the UCC and other notices appropriate under applicable law as Bank deems necessary or desirable to perfect, preserve, and protect Bank's rights under this Agreement; (v) after an Event of Default has occurred and is continuing, to obtain and cancel the insurance referred to in Section 10.14 of the Financing Agreement and indorse any drafts; (vi) to adjust and settle the insurance referred to in Section 10.14 of the Financing Agreement and indorse any drafts; and (vii) to do any and all things necessary or desirable to perfect Bank's Lien in the Collateral, to preserve and protect the Collateral and to otherwise carry out this Agreement.

      4.2 Duration; Ratification of Acts. This power of attorney, being coupled with an interest, will be irrevocable for the term of this Agreement and all transactions under this Agreement and thereafter so long as any of the Obligations remain in existence. Borrowers ratify and approve all acts of such attorney, and neither Bank nor its attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for willful misconduct. Borrowers will execute and deliver promptly to Bank all instruments necessary or desirable, as determined in Bank's discretion, to further Bank's exercise of the rights and powers granted it in this Section 4.

5. WARRANTIES AND REPRESENTATIONS. To induce Bank to make each Loan, each Borrower represents to Bank that the following statements are, and will continue throughout the term of this Agreement to be, true:

      5.1 Places of Business. Each Borrower's chief executive office and principal place of business are set forth on Exhibit 5.1, and the only other offices or locations where either Borrower keeps the Collateral (except for Inventory in transit) or conduct any business are listed on Exhibit 5.1;

      5.2 Prior Locations Of Collateral. None of the Inventory or Equipment constituting part of the Collateral (except for Inventory in transit) has been at, or has been removed from, any location during the five year period preceding the date of this Agreement other than those locations set forth on Exhibit 5.1;

      5.3 Names. All trade names, assumed names, fictitious names and other names used by each Borrower are set forth on Exhibit 5.3;

      5.4 State of Title. Borrowers have good and indefeasible title to, and ownership of, the Collateral, free and clear of all Liens except to the extent, if any, of the Permitted Liens; and

      5.5 Priority. Bank has a first priority security interest in, and Lien on, the Collateral except to the extent, if any, of the Permitted Liens.


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6.    COLLATERAL COVENANTS.  Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, each Borrower will:

      6.1 Claims Against Collateral. Maintain the Collateral, as the same is constituted from time to time, free and clear of all Liens, except to the extent, if any, of the Permitted Liens, and will defend or cause to be defended the Collateral against all of the claims and demands of all Persons whomsoever (except to the extent, if any, of the Permitted Liens);

      6.2 Notice of Change in Place of Business. Give Bank at least 30 days advance notice in writing of any change in its (i) chief executive office, registered office, principal place of business, or other places of business, or the opening of any new places of business and (ii) names from those set forth on
Exhibit 5.3 or the adoption by either Borrower of trade names, assumed names or fictitious names;

      6.3 Notice of Governmental or Foreign Receivables. Notify Bank in writing immediately upon the creation of any Receivables with respect to which the account debtor is (i) the United States of America or any state, city, county or other governmental authority or any department, agency or instrumentality of any of them, or any foreign government or instrumentality thereof or (ii) any business which is located in a foreign country;

      6.4 Notice of Adverse Information. Immediately notify Bank in writing of any information which it has or may receive with respect to the Collateral which might in any manner, in the reasonable judgment of one or more officers of the Borrower, materially and adversely affect the value thereof or the rights of Bank with respect thereto;

      6.5 Equipment. Maintain the Equipment in good operating condition and repair, make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved, and promptly inform Bank of any additions to or, subject to the terms of the Financing Agreement, deletions from the Equipment. Neither Borrower will permit any of the Equipment to become a fixture to real property not mortgaged to Bank or an accession to other personal property not constituting part of the Collateral;

      6.6 Inventory. Maintain the Inventory in all material respects in good and salable condition and will handle, maintain and store the Inventory in a safe and careful manner in accordance with all applicable laws, rules, regulations, ordinances and governmental orders;

      6.7 Insurance. Insure the Collateral in accordance with the terms of the Financing Agreement;

      6.8 Removal of Collateral. Not remove its books and records concerning the Collateral from the locations set forth in Exhibit 5.1 of this Agreement or keep any of such books and records or the Collateral at any other office or location without giving Bank at least 30 days prior notice of such action and complying with the other terms of this Agreement; provided that such location is in the continental United States; and


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      6.9 No Liens. Not create or permit to be created or to exist any Lien on any of the Collateral except to the extent, if any, of the Permitted Liens.

7. TERM. Subject to Section 11.6 below, this Agreement will terminate on the later to occur of (i) the full performance, payment and satisfaction of the Obligations and (ii) the termination the Financing Agreement.

8.    BANK'S RIGHTS AND REMEDIES.

      8.1 Remedies. (i) On the occurrence of an Event of Default and immediately on and after the lapse of any applicable period of cure, Bank may, at any time, take any one or more of the following actions, without notice, demand or legal process of any kind (except as may be required by law), all of which each Borrower waives to the fullest extent permitted by law:

            (a) proceed to enforce payment of the Obligations and to exercise all of the rights and remedies afforded to Bank by the UCC, under the terms of the Loan Documents and by law and in equity provided;

            (b) take possession of the Collateral and maintain such possession on each Borrower's premises at no cost to Bank, or remove the Collateral, or any part thereof, to such other place(s) as Bank may desire;

            (c) enter on any premises on which the Collateral, or any part or records thereof, may be situated and remove the same therefrom, for which action Borrowers will not assert against Bank any claim for trespass, breach of the peace or similar claim and Borrowers will not hinder Bank's efforts to effect such removal;

            (d) require Borrowers, at their cost, to assemble the Collateral and make it available at a place designated by Bank;

            (e) collect, compromise, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of either or both of Borrowers and bring suit on the Receivables, in the name of either or both of Borrowers or Bank, and exercise all such other rights respecting the Receivables, including the right to accelerate or extend the time of payment, settle, release in whole or in part any amounts owing on any Receivables and issue credits in the name of either or both of Borrowers or Bank;

            (f) sell part or all of the Collateral at public or private sale(s), for cash, upon credit or otherwise, at such prices and upon such terms as Bank deems advisable, at Bank's discretion, and Bank may, if Bank deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale;


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            (g) to the extent Bank has not so acted or is currently so acting pursuant to the other terms of this Agreement, notify each Borrower's account debtors that the Receivables have been assigned to Bank and that payments should be made directly to Bank;

            (h) require each Borrower, using such form as Bank may approve, to notify such account debtors, and to indicate on all of each Borrower's billings to such account debtors, that their Receivables must be paid to Bank directly;

            (i) sign any indorsements, assignments or other instruments of conveyance or transfer in connection with any disposition of the Collateral;

            (j) sell, assign, transfer or otherwise dispose of all or any part of the Collateral in any manner permitted by law and do any other thing and exercise any other right or remedy which Bank may, with or without judicial process, do or exercise under applicable law; and

            (k) apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by Bank to enforce its rights and remedies under this Agreement and, as applicable, the other Loan Documents in order to manage, protect, preserve, and sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the businesses of either or both of Borrowers, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Obligations until a sale or other disposition of such Collateral is finally made and consummated.

      (ii) Borrowers acknowledge that portions of the Collateral could be difficult to preserve and dispose of and be further subject to complex maintenance and management. Accordingly, Bank, in exercising its rights under this Section 8.1, shall have the widest possible latitude to preserve and protect the Collateral and Bank's security interest therein.

      8.2 Notice of Disposition; Allocations. If any notice is required by law to effectuate any sale or other disposition of the Collateral, (i) Bank will give the applicable Borrower(s) written notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof will be made, and at any such public or private sale, Bank may purchase all or any of the Collateral; and (ii) Bank and Borrowers agree that such notice will not be unreasonable as to time if given in compliance with this Agreement five days prior to any sale or other disposition. The proceeds of the sale will be applied first to all costs and expenses of such sale including Attorneys' Fees and other costs and expenses, and second to the payment of all Obligations in the manner and order determined by Bank in its discretion. Borrowers shall remain liable to Bank for any deficiency. Unless otherwise directed by law, Bank will return any excess to the applicable Borrower(s).

      8.3 Payment of Expenses. Borrowers shall pay to Bank, on its demand, all costs and expenses, including court costs, Attorneys' Fees and costs of sale, incurred by Bank in exercising


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any of its rights or remedies hereunder, all of which constitute part of the
Obligations and are secured by the Collateral.

9. INDEMNIFICATION. In consideration of the execution and delivery of the Financing Agreement and the making of any Loan to Borrowers, Borrowers will indemnify and hold Bank, and Bank's directors, Affiliates, and agents (for the purposes of this Section 9 each is an "Indemnified Party") harmless from and against any and all claims, losses, obligations and liabilities arising out of or resulting from any or all of (i) this Agreement and (ii) the transactions contemplated by this Agreement (including enforcement of this Agreement), except for claims, losses or liabilities resulting from an Indemnified Party's bad faith or willful misconduct. The indemnification provided for in this Section 9 is in addition to, and not in limitation of, any other indemnification or insurance provided by Borrowers to Bank.

10. NOTICE. Any notice, certificate, request, notification and other communication required, permitted or contemplated hereunder must be in writing and given in accordance with Section 15.9 of the Financing Agreement.

11.   GENERAL.

      11.1 Severability. If any term of this Agreement is found invalid under Ohio law or other laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement.

      11.2 GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REFERENCE TO OHIO CONFLICTS OF LAW PRINCIPLES).

      11.3 WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, EACH BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL OR INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND EACH BORROWER EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWERS AND BANK AT THEIR RESPECTIVE


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ADDRESSES SET FORTH IN SECTION 15.9 OF THE FINANCING AGREEMENT OR AS OTHERWISE
PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. EACH BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

      11.4 Survival and Continuation of Representations and Warranties. All of each Borrower's representations and warranties contained in this Agreement shall
(i) survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto and (ii) remain true until the Obligations are fully performed, paid and satisfied, made by Borrowers with the same effect as though the representations and warranties had been made again on, and as of, each day of the term of this Agreement, subject to such changes as may not be prohibited hereby, do not constitute Events of Default, and have been consented to by Bank in writing.

      11.5 Bank's Additional Rights Regarding Collateral. All of the Obligations shall constitute one loan secured by all of the Collateral. In addition to any other rights or remedies under the Loan Documents, Bank may, in its discretion,
(i) exchange, enforce, waive or release any such security or portion thereof,
(ii) apply such security and direct the order or manner of sale thereof as Bank may, from time to time, determine, and (iii) settle, compromise, collect or otherwise liquidate any such security in any manner without affecting or impairing its right to take any other further action with respect to any security or any part thereof.

      11.6 Application of Payments; Revival of Obligations. Bank shall have the continuing right, but not the obligation, to apply or reverse and reapply any payments to any portion of the Obligations. To the extent either or both of Borrowers make a payment or payments to Bank or Bank receives any payment or proceeds of the Collateral or any other security for either or both of Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment or proceeds had not been received by Bank.

      11.7 Equitable Relief. Borrowers recognize that, in the event either Borrower fails to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Bank; therefore, Borrowers agree that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      11.8 Entire Agreement. This Agreement and the other Loan Documents set forth the entire agreement of the parties with respect to its subject matter and supersede all previous understandings, written or oral, in respect thereof.

      11.9 Headings. Section headings in this Agreement are included for convenience of reference only and shall not relate to the interpretation or construction of this Agreement.

      11.10 Cumulative Remedies. The remedies provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided by law. Exercise of one or more remedy(ies) by Bank does not require that all or any other remedy(ies) be exercised and does not preclude later exercise of the same remedy.

      11.11 Waivers and Amendments in Writing. Failure by Bank to exercise any right, remedy or option under this Agreement or in any Loan Document or delay by Bank in exercising the same shall not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated orally.

      11.12 Assignment. Bank shall have the right to assign this Agreement and the other Loan Documents. Neither Borrower may assign, transfer or otherwise dispose of any of its rights or obligations hereunder, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank's written consent shall be void. All of the rights, privileges, remedies and options given to Bank under the Loan Documents shall inure to the benefit of Bank's successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the permitted successors and assigns of each Borrower and Bank, respectively.

      11.13 Joint and Several Obligations. The obligations of Borrowers under this Agreement are joint, several and primary.

      11.14 Conflict. If there is any conflict, ambiguity, or inconsistency, in Bank's judgment, between the terms of this Agreement and the Financing Agreement, then the applicable terms and provisions, in Bank's judgment, providing Bank with greater rights, remedies, powers, privileges, or benefits will control.

      11.15 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, EACH BORROWER AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWERS.

      IN WITNESS WHEREOF, this Agreement has been duly executed by each Borrower as of May 31, 1996.

                                          FM PRECISION GOLF
                                          MANUFACTURING CORP.

                                          By:   /s/ David E. Johnston
                                             -----------------------------------
                                          Name: David E. Johnston
                                          Its:  Vice President

                                          FM PRECISION GOLF SALES CORP.

                                          By:   /s/ David E. Johnston
                                             -----------------------------------
                                          Name: David E. Johnston
                                          Its:  Vice President

Accepted at Cincinnati, Ohio, as of May 31, 1996.

STAR BANK, NATIONAL ASSOCIATION

By:  /s/ David L. Carey
    -----------------------------------
    David L. Carey, Vice President



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